Exhibit 10.11


                           [Form of $17.00 Warrant]



              THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
            SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED
             FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A
             REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE
              SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL
           SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT
           REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

Warrant No. ____                                      Number of Shares: ______
                                                      (subject to adjustment)
Date of Issuance: August 10, 1992


                              EMCORE CORPORATION


                  Class III Preferred Stock Purchase Warrant

          EMCORE CORPORATION, a New Jersey corporation (the "Company"), for value received, hereby certifies that ______ _______, or his registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before August 10, 1997 at not later than 5:00 p.m. (New York City time), 30,050 shares of Class III Senior Convertible Preferred Stock of the Company ("Class III Preferred Stock"), at a purchase price of $0.50 per share. This Warrant is one of the warrants issued pursuant to the Unit Purchase Agreement, dated as of July 27, 1992, between the Company and certain investors named therein (the "Purchase Agreement"), and the Escrow Agreement, dated July 27, 1992, between Dillon, Bitar & Luther, the Company and certain investors named therein (the "Escrow Agreement"). The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

          1.   Exercise.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full,in lawful money of the United States, of the Purchase Price payable in respect of the number of shares of Warrant Shares
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purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

          (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

          (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

          2.   Adjustments.
          (a) If the Conversion Price (as defined in the Company's Certificate of Incorporation (the "Certificate")) of the Class III Preferred Stock is adjusted in accordance with the terms of the Certificate, then the Purchase Price in effect immediately prior to such adjustment shall simultaneously be adjusted proportionately with the adjustment of the Conversion Price.

          (b) The Company shall give the Registered Holder such notices as it may, from time to time, be required to give the holders of the Class III Preferred Stock, as if the Registered Holder was a holder of Class III Preferred Stock at the time such notices are required to be given.

          (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

          3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall round such fractional share to the nearest whole share.
          4.   Requirements for Transfer.

          (a)  This Warrant and the Warrant Shares shall not be sold or
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transferred or otherwise disposed of except in accordance with Sections 3 and
7 of the Purchase Agreement, and the Registration Rights Agreement.

          (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:
          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND WERE ACQUIRED BY THE REGISTERED HOLDER FOR SUCH HOLDER'S OWN ACCOUNT FOR INVESTMENT. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT.


          THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO CERTAIN PROVISIONS OF THAT CERTAIN STOCKHOLDERS' AGREEMENT DATED JANUARY 12, 1987, AMONG THE CORPORATION AND CERTAIN HOLDERS OF OUTSTANDING CAPITAL STOCK, THAT CERTAIN CONVERTIBLE PREFERRED STOCK AND COMMON STOCK PURCHASE AGREEMENT DATED JANUARY 12, 1987, AMONG THE CORPORATION AND CERTAIN HOLDERS OF OUTSTANDING CAPITAL STOCK OF THE CORPORATION, AND THAT CERTAIN UNIT PURCHASE AGREEMENT DATED JULY 27, 1992, AMONG THE CORPORATION AND CERTAIN HOLDERS OF OUTSTANDING NOTES OF THE CORPORATION, AND MAY NOT BE OFFERED FOR SALE, SOLD, BEQUEATHED, TRANSFERRED (INCLUDING BY WILL OR PURSUANT TO THE LAWS OF DESCENT AND DISTRIBUTION OR OTHERWISE),PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT AS PROVIDED IN ACCORDANCE WITH THE ABOVE AGREEMENTS, COPIES OF WHICH AGREEMENTS ARE ON FILE AT THE CORPORATION AND MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION."

Such certificates shall also bear such legend as may be required by the Stockholders' Agreement dated January 12, 1987, among the Company and certain holders of outstanding stock, if the holder of the certificates is a party to such agreement, and the laws of the State of New Jersey or any other state.

          5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          6. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

          7. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such
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Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Class III Preferred Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          8. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

          9.   Transfers, etc.

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          10. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

          11. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

          12. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

          13. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
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          14.  Governing Law.  This Warrant will be governed by and construed in accordance with the laws of the State of New Jersey.


                              EMCORE CORPORATION, a New
                                Jersey Corporation

                              By:
                              Norman E. Schumaker
                              Chief Executive Officer

[Corporate Seal]

ATTEST:



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                                                                     EXHIBIT I



                                 PURCHASE FORM

To:                                                          Dated:


          The undersigned, pursuant to the provisions set forth in the
attached Warrant (No.    ), hereby irrevocably elects to purchase shares
of the Class III Preferred Stock covered by such Warrant and herewith makes payment of $________________________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

                              Signature:

                              Address:


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                                                                    EXHIBIT II


                                ASSIGNMENT FORM

          FOR VALUE RECEIVED,                         hereby sells, assigns
and transfers all of the rights of the undersigned under the attached Warrant (No. ) with respect to the number of shares of Class III Preferred Stock covered thereby set forth below, unto:

Name of Assignee         Address             No. of Shares






Dated:

Signature:



Dated:

Witness:
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